Old Mutual Funds II
Supplement Dated October 18, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On October 17, 2011, the Board of Trustees of Old Mutual Funds II approved Agreements and Plans of Reorganization (the “Plans”) on behalf of certain Old Mutual Funds II series portfolios (each an “Acquired Fund” and together, the “Acquired Funds”).  Pursuant to the Plans, each Acquired Fund’s assets and liabilities would be transferred to mutual funds advised by Touchstone Advisors, Inc and shareholders in each Acquired Fund will become shareholders in the corresponding Touchstone mutual fund.  The proposed reorganizations are as follows:

ACQUIRED FUND		ACQUIRING FUND
Old Mutual Analytic U.S. Long/Short Fund	à	Touchstone U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund	à	Touchstone Value Fund
Old Mutual Copper Rock International Small Cap Fund	à	Touchstone International Small Cap Fund
Old Mutual Focused Fund	à	Touchstone Focused Fund
Old Mutual Large Cap Growth Fund	à	Touchstone Capital Growth Fund
Old Mutual TS&W Small Cap Value Fund	à	Touchstone Small Cap Value Opportunities Fund
Old Mutual TS&W Mid-Cap Value Fund	à	Touchstone Mid Cap Value Opportunities Fund
Old Mutual Barrow Hanley Core Bond Fund	à	Touchstone Total Return Bond Fund
Old Mutual Dwight Intermediate Fixed Income Fund	à	Touchstone Core Bond Fund
Old Mutual Dwight Short Term Fixed Income Fund	à	Touchstone Ultrashort Duration Fixed Income Fund

Shareholders of each Acquired Fund as of the close of business on November 14, 2011 (the “record date”) will be asked to approve the reorganization of the applicable Acquired Fund at a shareholder meeting to be held on or about February 10, 2012.  If approved by shareholders and other closing conditions are satisfied, all of the assets and certain stated liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund and shareholders in each Acquired Fund will become shareholders in the corresponding Acquiring Fund. The reorganizations are expected to be effective during the second quarter of 2012.

A proxy statement providing notice of the shareholder meeting and details of the proposed reorganizations will be mailed to Acquired Fund shareholders as of the record date.  The proxy statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributed by Old Mutual Investment Partners
R-11-066  10/2011